SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2008

Green Plains Renewable Energy, Inc.
(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

9420 Underwood Ave., Suite 100, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On October 15,  2008 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated May 7, 2008 (the “VBV Merger Agreement”), by and among Green Plains Renewable Energy, Inc., an Iowa Corporation (“Green Plains”), Green Plains Merger Sub, Inc., a wholly-owned subsidiary of Green Plains (“GP Merger Sub”), VBV LLC (“VBV”) and certain other parties with respect to certain provisions of the VBV Merger Agreement, Green Plains completed its merger with VBV. Pursuant to the terms of the VBV Merger Agreement, GP Merger Sub merged with and into VBV (the “VBV Merger”), with VBV continuing as the surviving company and a wholly-owned subsidiary of Green Plains. For accounting purposes, the merger transaction has been accounted for as a reverse merger, pursuant to which Green Plains accounted for the merger transaction under the purchase method of accounting for business transactions, with VBV being the acquiring company.

Green Plains previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on October 15, 2008 to announce completion of the merger with VBV. Green Plains indicated in the initial Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 no later than 71 calendar days after the date on which the initial report on Form 8-K was required to be filed. This Amendment No. 1 to the Form 8-K is being filed to provide the required financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The following financial statements of VBV LLC are being filed as exhibits to this Amendment No. 1:

Exhibit 99.1 – VBV’s audited consolidated financial statements, including VBV’s consolidated balance sheets as of March 31, 2008 and 2007; VBV’s consolidated statements of operations for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; VBV’s consolidated statements of members capital for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; and VBV’s consolidated statements of cash flows for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008.

Exhibit 99.2 – VBV’s unaudited consolidated financial statements, including VBV’s unaudited consolidated balance sheet as of September 30, 2008 along with its audited balance sheet as of March 31, 2008; VBV’s unaudited consolidated statements of operations for the three-month and six-month periods ended September 28, 2008 and 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; VBV’s unaudited consolidated statements of members capital for period from September 28, 2006 (date of inception) to September 28, 2008; and VBV’s unaudited consolidated statements of cash flows for the six-month periods ended September 28, 2008 and 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008.

(b)  Pro Forma Financial Information.

The following pro forma financial information is being filed as an exhibit to this Amendment No. 1:

Exhibit 99.3 – Unaudited pro forma condensed combined financial statements and explanatory notes as of and for the fiscal period ended September 30, 2008 after giving effect to the acquisition of VBV.

(d)  Exhibits

Number	Description
23.1	Consent of KPMG LLP
99.1

VBV’s audited consolidated financial statements, including VBV’s consolidated balance sheets as of March 31, 2008 and 2007; VBV’s consolidated statements of operations for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; VBV’s consolidated statements of members capital for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; and VBV’s consolidated statements of cash flows for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008.

99.2

VBV’s unaudited consolidated financial statements, including VBV’s unaudited consolidated balance sheet as of September 30, 2008 along with its audited balance sheet as of March 31, 2008; VBV’s unaudited consolidated statements of operations for the three-month and six-month periods ended September 28, 2008 and 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; VBV’s unaudited consolidated statements of members capital for period from September 28, 2006 (date of inception) to September 28, 2008; and VBV’s unaudited consolidated statements of cash flows for the six-month periods ended September 28, 2008 and 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes as of and for the fiscal period ended September 30, 2008 after giving effect to the acquisition of VBV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2008	Green Plains RENEWABLE ENERGY, INC. By: /s/ Wayne B. Hoovestol Wayne B. Hoovestol Chief Executive Officer (Principal Executive Officer)

Exhibits Index

Number	Description
23.1	Consent of KPMG LLP
99.1

VBV’s audited consolidated financial statements, including VBV’s consolidated balance sheets as of March 31, 2008 and 2007; VBV’s consolidated statements of operations for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; VBV’s consolidated statements of members capital for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; and VBV’s consolidated statements of cash flows for the year ended March 31, 2008, for the period from September 28, 2006 (date of inception) to March 31, 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008.

99.2

VBV’s unaudited consolidated financial statements, including VBV’s unaudited consolidated balance sheet as of September 30, 2008 along with its audited balance sheet as of March 31, 2008; VBV’s unaudited consolidated statements of operations for the three-month and six-month periods ended September 28, 2008 and 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008; VBV’s unaudited consolidated statements of members capital for period from September 28, 2006 (date of inception) to September 28, 2008; and VBV’s unaudited consolidated statements of cash flows for the six-month periods ended September 28, 2008 and 2007, and for the period from September 28, 2006 (date of inception) to March 31, 2008.

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes as of and for the fiscal period ended September 30, 2008 after giving effect to the acquisition of VBV.

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